Phunware Closes Acquisition of High Performance Computer Provider Lyte Technology
Revenue Guidance for Fourth Quarter Fiscal 2021 Expected to Exceed $5M
AUSTIN, TX, October 19, 2021 (ORIGINAL: GLOBE NEWSWIRE) – Phunware, Inc. (NASDAQ: PHUN) (the “Company”), a fully-integrated enterprise cloud platform for mobile that provides products, solutions, data and services for brands worldwide, announced today it has formally closed the acquisition of privately-held Lyte Technology, Inc. (“Lyte”), a fast-growing provider of high performance computer systems. The Company financed the closing consideration of $3.32 million with cash on-hand and unsecured, non-dilutive debt.
Lyte Technology Overview
Founded in 2018, Lyte is a profitable, rapidly-growing system integrator that specializes in marketing and distributing custom, high-end computer systems off-the-shelf with advanced graphic processing units for gaming, streaming and cryptocurrency mining. Currently located in Illinois, Lyte employs over 25 people and ships thousands of computer systems per quarter to a unique customer network that has largely grown through word-of-mouth.
Acquisition Summary and Rationale (Unaudited)
•The total consideration for the acquisition consisted of cash and Company common stock valued at up to approximately $10.98 million, a portion of which is characterized as an earn-out payment contingent upon Lyte generating at least $12.00 million in net revenues for the one-year period post-closing.
•No Company common stock was issued at closing.
•Lyte enables Phunware to enter the high performance personal computer market, which JPR estimates is a $32 billion USD market that is expected to grow at a 20.4% CAGR over the next five years.
•Complementary and synergistic go-to-market strategies exist, with no overlap in the companies’ relevant partner or customer bases.
•Lyte’s customers represent gamers, developers, content creators and crypto enthusiasts who will support the adoption, scale and infrastructure required for Phunware to deploy its decentralized data economy powered by PhunCoin and PhunToken.
•For the fourth quarter of fiscal 2021, Phunware expects to report net revenues exceeding $5.00 million.
“Pre-acquisition, Q3 organic net revenues are expected to exceed 50% quarter-over-quarter growth sequentially when formally announced in mid-November, so this accretive inorganic acquisition puts us in a great position to not only continue that organic momentum in Q4, but also leverage a brand new, strategic distribution network for our recently announced blockchain initiatives,” said Alan S. Knitowski, President, CEO and Co-Founder of Phunware. “Software exists at the pleasure of hardware, so much like Amazon invested in the resources necessary to deliver a global on-demand economy, Phunware is investing in the resources necessary to deliver a decentralized global data economy.”
“Since inception, our demand has always outpaced our supply, so I am excited to better resource and scale Lyte within an innovative public company that has a strategic focus on decentralizing data,” said Caleb Borgstrom, Founder and CEO of Lyte Technology. “I expect Lyte to materially contribute to Phunware’s operational and financial success rolling forward, while delivering a worldwide distributed network of high performance computing platforms to serve as decentralized oracles, validators and nodes that efficiently bridge the gap between external data on the existing web and blockchain-based applications on mobile.”
Financing Terms
Phunware financed the acquisition with a combination of existing cash on-hand and unsecured debt. Phunware issued a Promissory Note (the “Note”) to Streeterville Capital, LLC, borrowing $5.22 million at 0% interest with a 12-month maturity date. Beginning in January 2022, the Company will make equal monthly payments on the outstanding principal. Monthly payments will be made in cash and are subject to a 10% payment premium. In conjunction with closing the Note, the Company received net cash proceeds of $4.74 million. Joseph Gunnar & Co., LLC, served as placement agent for the transaction.
Safe Harbor Clause and Forward-Looking Statements

This press release includes forward-looking statements. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “expose,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission (SEC), including our reports on Forms 10-K, 10-Q, 8-K and other filings that we make with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These risks and others described under “Risk Factors” in our SEC filings may not be exhaustive.
By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods.

About Lyte Technology
Founded in 2018, Lyte is a profitable, rapidly-growing system integrator that specializes in marketing and distributing custom, high-end computer systems off-the-shelf with advanced graphic processing units for gaming, streaming and cryptocurrency mining. Currently located in Illinois, Lyte employs over 25 people and ships thousands of computer systems per quarter to a unique customer network that has largely grown through word-of-mouth.
About Phunware, Inc.
Everything You Need to Succeed on Mobile — Transforming Digital Human Experience
Phunware, Inc. (NASDAQ: PHUN), is the pioneer of Multiscreen-as-a-Service (MaaS), an award-winning, fully integrated enterprise cloud platform for mobile that provides companies the products, solutions, data and services necessary to engage, manage and monetize their mobile application portfolios and audiences globally at scale. Phunware’s Software Development Kits (SDKs) include location-based services, mobile engagement, content management, messaging, advertising, loyalty (PhunCoin & PhunToken) and analytics, as well as a mobile application framework of pre-integrated iOS and Android software modules for building in-house or channel-based mobile application and vertical solutions. Phunware helps the world’s most respected brands create category-defining mobile experiences, with approximately one billion active devices touching its platform each month when operating at scale. For more information about how Phunware is transforming the way consumers and brands interact with mobile in the virtual and physical worlds, visit https://phunware.com, https://phunwallet.com, https://phuncoin.com, https://phuntoken.com, and follow @phunware, @phuncoin and @phuntoken on all social media platforms.
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